BRINSON
MONEY
MARKET
FUND

=========================
AUGUST 31, 2001








SEMIANNUAL REPORT

BRINSON MONEY MARKET FUND                                      SEMIANNUAL REPORT

                                                      October 15, 2001


Dear Shareholder,

     We are deeply saddened by the tragic events of September 11, 2001. All of us who are part of the global UBS family mourn the terrible loss of life on that day, and our heartfelt condolences are with our many friends, colleagues, neighbors, and others who have been personally affected. As a company, we are grateful for, and actively support, those engaged in the courageous and tireless rescue, relief and recovery efforts.

     We would like to assure you that we are fully operational and your account records and assets have been secure at all times. The economic and capital markets in the U.S. are fundamentally sound and we remain committed to helping you meet your financial goals.

     These are challenging times. Our nation and economy have faced tragedy before and have demonstrated remarkable resilience. At times like these, it is important for investors to stay focused on the fundamentals of a solid, long-term investment program. We remain committed to providing sound advice toward helping investors meet their long-term investment needs.

     We present you with the semiannual report for Brinson Money
Market Fund (formerly named PaineWebber Money Market Fund) for the six months ended August 31, 2001.

SEMIANNUAL REPORT                                      BRINSON MONEY MARKET FUND


Mitchell Hutchins Asset Management Inc., the investment advisor for PaineWebber Mutual Funds,* is now a member of UBS Asset Management, a global financial leader with more than $370 billion in assets under management as of June 2001. Accordingly, on May 1, 2001, Mitchell Hutchins was renamed Brinson Advisors, Inc., complementing UBS's existing U.S. institutional asset management business conducted by Brinson Partners, Inc.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

     o    A global perspective on markets and economies

* Most PaineWebber Funds have been renamed Brinson Funds.

(continued on page 4)

MARKET REVIEW
================================================================================

[GRAPHIC OMITTED]

     Some of the most aggressive interest rate cuts in Federal Reserve (the "Fed") history dramatically affected short-term fixed income investments during the six months ended August 31, 2001. A policy of easing, begun this past January when it reduced the Fed Funds rate twice by 50 basis points each (one basis point equals 1/100 of one percent), continued as the Fed cut interest rates aggressively during the period. Half-point rate cuts in March, April and May were followed by 25 basis point reductions in June and August, bringing the Fed Funds rate down to 3.5%. As a result, short-term interest-sensitive investments saw a marked reduction in yield, with the 90-day Treasury Bill Index returning just 1.86% during the six-month period.

     The Fed's unprecedented easing was designed, in part, to attempt to ward off a recession, as real Gross Domestic Product barely grew during the second quarter at a revised 0.3% annually. As the semiannual period drew to a close, consumer and business confidence began to wane. Although the National Association of Purchasing Management's Index during the month of August fell below the key 50 mark for the twelfth consecutive month (any figure over 50 is considered above recessionary levels for manufacturers), it showed improvement from previous months. The unemployment rate continues to move upward (4.9% at period-end), but aggressive Fed easings, coupled with the 2001 summer tax relief checks, may help stave off a recession and ultimately ignite business spending again.

     After the close of the period, hopes of a near-term economic recovery were thwarted by the events of September 11. However, the promise of a government economic stimulus package and the reality of two additional 50-basis point rate cuts by the Federal Reserve, combined with a surprisingly resilient equity market, give hope that any recession may be short-lived. The current Fed Funds rate of 2.5% is at its lowest point since May 1962 and is forecasted to fall further.


PORTFOLIO REVIEW
================================================================================
7-DAY YIELD(1)                                   8/31/01               2/28/01
--------------------------------------------------------------------------------
Class A Shares                                    2.56%                 4.54%
Class B Shares                                    2.06%                 4.03%
Class C Shares                                    2.08%                 4.06%
--------------------------------------------------------------------------------


(1) Yields will fluctuate.

BRINSON MONEY MARKET FUND                                      SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]

     During the six months ended August 31, 2001, yields for the Brinson Money Market Fund dropped virtually in half for Class A Shares to 2.56%. Despite this decline they compared favorably to the 90-day Treasury Bill Index, which returned 1.86% during the period. Higher-yielding, corporate short-term debt (commercial paper) helped the Fund's performance during the period. Technical factors have created attractive investment opportunities in the U.S. government agency sector, and, as a result, the Fund ended the period with an approximate 50% allocation to this sector. We continued to attempt to maintain a slightly higher weighted average maturity to lock in yields, but our primary goal was to continue to provide the liquidity and relative stability of principal that our investors require.


PORTFOLIO STATISTICS
CHARACTERISTICS*                                   8/31/01              2/28/01
--------------------------------------------------------------------------------
Weighted Average Maturity                          25 days              24 days
Average Credit Quality                          First Tier           First Tier
Net Assets (mm)                                      $80.5                $76.0
--------------------------------------------------------------------------------
SECTOR ALLOCATION*             8/31/01                                   2/28/01
--------------------------------------------------------------------------------
U.S. Government & Agency   52.5%   Commercial Paper                        47.6%
Commercial Paper           38.0    U.S. Government & Agency                46.4
Money Market Funds          9.6    Money Market Funds                       4.4
Liabilities in Excess of           Certificates of Deposit                  4.0
  Other Assets             -0.1    Liabilities in Excess of Other Assets   -2.4
--------------------------------------------------------------------------------
Total                     100.0%   Total                                  100.0%


* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed, and its composition will vary over time.


   BRINSON MONEY MARKET FUND

   INVESTMENT GOAL:
   Principal stability and
   current income

   PORTFOLIO MANAGER:
   Susan P. Ryan
   Brinson Advisors, Inc.

   COMMENCEMENT:
   July 1, 1991 (Class A)
   September 26, 1986 (Class B)
   July 14, 1992 (Class C)

   DIVIDEND PAYMENTS:
   Monthly

SEMIANNUAL REPORT                                      BRINSON MONEY MARKET FUND




(continued)

o An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

o  Innovative thought leadership and investment ideas

o A dedication to providing personal client service and personalized business solutions.

This change will not impact the management of your fund.


OUTLOOK
================================================================================

[GRAPHIC OMITTED]

     The direction of the markets over the next few months is expected to be marked by a great deal of uncertainty. A flight to quality by investors followed the close of the period, as large outflows from equity markets found their way into the relative stability of the U.S. Treasury market. One thing that looks certain is that the President, Congress and the Federal Reserve will act swiftly and aggressively to try to curtail the economic and market effects of any global action. In September, Congress and the President passed a $40 billion emergency relief package to areas most affected by the terrorist attacks, and billions more have been earmarked toward temporary relief for the embattled airlines industry, among the hardest hit economically by September's events.

     Other promises of economic relief have been forthcoming, as the Fed and government try to shore up business and consumer confidence and prevent a prolonged recession. We believe it is likely that the Fed will lower interest rates in the coming months if economic conditions warrant.

     We expect that the real Gross Domestic Product will shrink for the remainder of the calendar year. Many variables affect our long-term outlook and we will continue to closely monitor events and adjust our strategy accordingly.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,(2) please contact your financial advisor or visit us at www.ubspainewebber.com.


Sincerely,


/s/ BRIAN M. STORMS                               /s/ SUSAN P. RYAN

BRIAN M. STORMS                                   SUSAN P. RYAN
President and Chief Operating Officer             Executive Director
Brinson Advisors, Inc.                            Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended August 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.








(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

BRINSON MONEY MARKET FUND


STATEMENT OF NET ASSETS                              AUGUST 31, 2001 (UNAUDITED)


  PRINCIPAL
   AMOUNT                                                                   MATURITY              INTEREST
    (000)                                                                     DATES                 RATES               VALUE
  --------                                                              -----------------       ------------         ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS@--52.53%
 $  4,785  Federal Home Loan Bank ................................          09/04/01               3.580%          $  4,783,573
   17,637  Federal Home Loan Mortgage Corp. ......................    09/18/01 to 11/15/01      3.390 to 3.480       17,567,838
   20,000  Federal National Mortgage Association .................    09/28/01 to 11/01/01      3.500 to 3.540       19,914,144
                                                                                                                     ----------
Total U.S. Government Agency Obligations (cost--$42,265,555) .....                                                   42,265,555
                                                                                                                     ----------

COMMERCIAL PAPER@--37.99%
ASSET BACKED--BANKING--5.71%
    2,000  Centric Capital Corp. .................................          10/11/01                3.640             1,991,911
    2,603  Stellar Funding Group, Inc. ...........................    09/04/01 to 09/14/01      3.680 to 3.780        2,601,084
                                                                                                                     ----------
                                                                                                                      4,592,995
                                                                                                                     ----------
ASSET BACKED--MISCELLANEOUS--8.69%
    2,000  Giro Funding US Corp. .................................          09/12/01                3.680             1,997,751
    2,000  Pennine Funding .......................................          09/06/01                3.680             1,998,978
    3,000  Variable Funding Capital Corp. ........................          09/04/01                3.700             2,999,075
                                                                                                                     ----------
                                                                                                                      6,995,804
                                                                                                                     ----------

BANKING - DOMESTIC--4.96%
    2,000  Abbey National N.A. ...................................          09/17/01                3.570             1,996,827
    2,000  Dexia Delaware LLC ....................................          09/11/01                3.660             1,997,966
                                                                                                                     ----------
                                                                                                                      3,994,793
                                                                                                                     ----------
BROKER/DEALER--2.48%
    2,000  Bear Stearns Companies, Inc. ..........................          09/04/01                3.650             1,999,392
                                                                                                                     ----------
CHEMICALS--3.73%
    3,000  Dow Chemical Co. ......................................          09/04/01                3.700             2,999,075
                                                                                                                     ----------
FINANCE - AIRCRAFT--2.48%
    2,000  International Lease Finance Corp. .....................          09/14/01                3.610             1,997,393
                                                                                                                     ----------
FINANCE - CONSUMER--3.73%
    3,000  USA Education, Inc. ...................................          09/04/01                3.700             2,999,075
                                                                                                                     ----------
METALS & MINING--3.73%
    3,000  Rio Tinto America, Inc. ...............................          09/04/01                3.700             2,999,075
                                                                                                                     ----------
TELECOMMUNICATIONS--2.48%
    2,000  Verizon Global Funding, Inc. ..........................          10/11/01                3.465             1,992,300
                                                                                                                     ----------
Total Commercial Paper (cost--$30,569,902)                                                                           30,569,902
                                                                                                                     ----------

                 See accompanying notes to financial statements

BRINSON MONEY MARKET FUND



  NUMBER OF
   SHARES                                             MATURITY              INTEREST
    (000)                                               DATES                 RATES              VALUE
  --------                                        -----------------       ------------        ----------
MONEY MARKET FUNDS--9.64%
    3,358  AIM Liquid Assets Portfolio .............. 09/01/01                3.67%*          $ 3,357,617
    2,930  AIM Prime Portfolio ...................... 09/01/01                3.52*             2,930,051
    1,465  Provident Temporary Cash Portfolio ....... 09/01/01                3.59*             1,465,268
                                                                                              -----------
Total Money Market Funds (cost--$7,752,936) .........                                           7,752,936
                                                                                              -----------

Total Investments (cost--$80,588,393 which
  approximates cost for federal income tax
  purposes)--100.16% ...............................                                           80,588,393
Liabilities in excess of other assets--(0.16)% .....                                             (125,063)
                                                                                              -----------
Net Assets (applicable to 40,222,888, 26,699,680 and
 13,538,407 shares of Class A, Class B and Class C,
 respectively, each equivalent to $1.00
 per share)--100.00% ................................                                         $80,463,330
                                                                                              ===========

----------

@ Interest rates shown are the discount rates at date of purchase.

* Interest rates shown reflect yield at August 31, 2001.


                       Weighted average maturity -- 25 days


                 See accompanying notes to financial statements

BRINSON MONEY MARKET FUND


STATEMENT OF OPERATIONS

                                                                  FOR THE SIX
                                                                  MONTHS ENDED
                                                                 AUGUST 31, 2001
                                                                   (UNAUDITED)
                                                                   ----------

INVESTMENT INCOME:
Interest .......................................................   $1,672,112
                                                                   ----------

EXPENSES:
Investment advisory and administration .........................      188,655
Service fees--Class A ..........................................       43,526
Service and distribution fees--Class B .........................      101,092
Service and distribution fees--Class C .........................       51,312
Professional fees ..............................................       29,332
Transfer agency and related services fees ......................       25,944
Reports and notices to shareholders ............................       19,546
State registration fees ........................................       17,136
Insurance expense ..............................................        8,648
Directors' fees ................................................        5,250
Custody and accounting .........................................        3,770
Other expenses .................................................        2,045
                                                                   ----------
                                                                      496,256
                                                                   ----------
NET INVESTMENT INCOME ..........................................   $1,175,856
                                                                   ==========


                 See accompanying notes to financial statements

BRINSON MONEY MARKET FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE SIX
                                                    MONTHS ENDED     FOR THE
                                                     AUGUST 31,     YEAR ENDED
                                                        2001       FEBRUARY 28,
                                                     (UNAUDITED)       2001
                                                    ------------   ------------

FROM OPERATIONS:
Net investment income ............................  $  1,175,856   $  3,715,596
Net realized gain from investment transactions ...            --          2,906
                                                    ------------   ------------
Net increase in net assets resulting
  from operations ................................     1,175,856      3,718,502
                                                    ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A ...................      (587,365)    (1,474,026)
Net investment income--Class B ...................      (388,456)    (1,624,674)
Net investment income--Class C ...................      (200,035)      (616,896)
                                                    ------------   ------------
                                                      (1,175,856)    (3,715,596)
                                                    ------------   ------------
Net increase (decrease) in net assets from
  capital share transactions .....................     4,417,652    (18,613,949)
                                                    ------------   ------------
Net increase (decrease) in net assets ............     4,417,652    (18,611,043)

NET ASSETS:
Beginning of period ..............................    76,045,678     94,656,721
                                                    ------------   ------------
End of period ....................................  $ 80,463,330   $ 76,045,678
                                                    ============   ============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Brinson Master Series, Inc. ("Master Series") was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified series investment company which currently offers one series of shares: Brinson Money Market Fund (the "Fund").

     The Fund currently offers Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other funds for which Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.) or certain of its affiliates serve as principal underwriter. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Fund's board of directors (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by Brinson Advisors.

     NET INVESTMENT INCOME AND INVESTMENT TRANSACTIONS--Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Brinson Advisors, under which Brinson Advisors serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets. At August 31, 2001, the Fund owed Brinson Advisors $32,815 for investment advisory and administration fees.

SERVICE AND DISTRIBUTION PLANS

     Brinson Advisors is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Brinson Advisors monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At August 31, 2001, the Fund owed Brinson Advisors $33,240 in service and distribution fees.

     Brinson Advisors also receives the proceeds of the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Brinson Advisors has informed the Fund that for the six months ended August 31, 2001, it earned $96,478 in sales charges.

TRANSFER AGENCY AND RELATED SERVICES FEES

     UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund. For the six months ended August 31, 2001, UBS PaineWebber received approximately 54% of the total transfer agency and related services fees collected by PFPC, not the Fund.

OTHER LIABILITIES

     At August 31, 2001 the amounts payable for Fund shares repurchased and dividends payable aggregated were $278,185 and $12,448, respectively.

MONEY MARKET FUND INSURANCE BOND

     The Fund had an insurance bond that provided limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provided for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bond, the Fund would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy was intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there was no guarantee that the insurance would do so. During the six months ended August 31, 2001, the Fund did not use this insurance bond.

----------

* UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


FEDERAL TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

CAPITAL STOCK

     There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion are allocated to the Fund. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                             CLASS A                         CLASS B                         CLASS C
                                  ----------------------------     ---------------------------      ---------------------------
                                    FOR THE SIX     FOR THE YEAR     FOR THE SIX    FOR THE YEAR     FOR THE SIX    FOR THE YEAR
                                   MONTHS ENDED         ENDED       MONTHS ENDED        ENDED       MONTHS ENDED        ENDED
                                    AUGUST 31,      FEBRUARY 28,     AUGUST 31,     FEBRUARY 28,     AUGUST 31,     FEBRUARY 28,
                                       2001             2001            2001            2001            2001            2001
                                  ------------    ------------     -----------     -----------      -----------    ------------
Shares sold ...................    325,476,731     415,444,515      19,195,773      35,038,775       57,465,690     160,514,414
Shares repurchased ............   (324,370,361)   (403,266,340)    (16,883,778)    (68,289,709)     (57,378,700)   (161,166,363)
Shares converted from
  Class B to Class A ..........        202,101         996,132        (202,101)       (996,132)              --              --
Dividends reinvested ..........        389,825       1,121,647         353,158       1,473,154          169,314         515,958
                                  ------------    ------------     -----------     -----------      -----------    ------------
Net increase (decrease)
  in shares outstanding .......      1,698,296      14,295,954       2,463,052     (32,773,912)         256,304        (135,991)
                                  ============    ============     ===========     ===========      ===========    ============

BRINSON MONEY MARKET FUND


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                         FOR THE
                                                       SIX MONTHS                                CLASS A
                                                          ENDED        -----------------------------------------------------------
                                                        AUGUST 31,                  FOR THE YEARS ENDED FEBRUARY 28 OR 29,
                                                          2001         -----------------------------------------------------------
                                                       (UNAUDITED)       2001        2000         1999          1998         1997
                                                        ---------      -------      -------      -------      -------      -------
Net asset value, beginning of period ................    $  1.00       $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                         -------       -------      -------      -------      -------      -------
Net investment income ...............................      0.017         0.053        0.042        0.042        0.042        0.040
Dividends from net investment income ................     (0.017)       (0.053)      (0.042)      (0.042)      (0.042)      (0.040)
                                                         -------       -------      -------      -------      -------      -------
Net asset value, end of period ......................    $  1.00       $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                         =======       =======      =======      =======      =======      =======
Total investment return(1) ..........................       1.71%         5.45%        4.32%        4.32%        4.33%        4.11%
                                                         =======       =======      =======      =======      =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...................    $40,231       $38,533      $24,236      $60,267      $12,983      $11,808
Expenses to average net assets ......................       1.05%*        1.07%        1.04%        1.17%        1.41%        1.42%
Net investment income to average net assets .........       3.37%*        5.35%        4.31%        4.29%        4.29%        4.09%


----------

*   Annualized

(1) Total investment return is calculated assuming a $10,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results for each class would be lower if they were included. Total investment return for periods of less than one year has not been annualized.


                 See accompanying notes to financial statements

BRINSON MONEY MARKET FUND


   FOR THE                                                         FOR THE
 SIX MONTHS                      CLASS B                          SIX MONTHS                         CLASS C
   ENDED      -------------------------------------------------     ENDED       --------------------------------------------------
 AUGUST 31,          FOR THE YEARS ENDED FEBRUARY 28 OR 29,       AUGUST 31,           FOR THE YEARS ENDED FEBRUARY 28 OR 29,
   2001       -------------------------------------------------     2001        --------------------------------------------------
(UNAUDITED)   2001       2000       1999       1998       1997   (UNAUDITED)     2001       2000       1999       1998       1997
  ------     ------     ------     ------     ------     ------     ------      ------     ------     ------     ------     ------
 $  1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
 -------     ------     ------     ------     ------     ------     ------      ------     ------     ------     ------     ------
   0.015      0.048      0.037      0.037      0.037      0.035      0.015       0.048      0.037      0.037      0.037      0.034
  (0.015)    (0.048)    (0.037)    (0.037)    (0.037)    (0.035)    (0.015)     (0.048)    (0.037)    (0.037)    (0.037)    (0.034)
 -------     ------     ------     ------     ------     ------     ------      ------     ------     ------     ------     ------
 $  1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
 =======     ======     ======     ======     ======     ======     ======      ======     ======     ======     ======     ======
    1.45%      4.94%      3.80%      3.79%      3.81%      3.60%      1.46%       4.95%      3.81%      3.81%      3.78%      3.50%
 =======     ======     ======     ======     ======     ======     ======      ======     ======     ======     ======     ======

 $26,694    $24,231    $57,003    $18,782    $14,715    $18,389    $13,538     $13,282    $13,418    $12,962    $5,308     $5,504
    1.55%*     1.55%      1.50%      1.73%      1.90%      1.90%      1.53%*      1.55%      1.53%      1.70%      1.95%      1.99%
    2.88%*     4.84%      3.91%      3.75%      3.78%      3.55%      2.92%*      4.88%      3.79%      3.80%      3.76%      3.47%

DIRECTORS

E. Garrett Bewkes, Jr.          George W. Gowen
CHAIRMAN                        William W. Hewitt, Jr.
                                Morton L. Janklow
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
David J. Beaubien               William D. White
Richard R. Burt
Meyer Feldberg

PRINCIPAL OFFICERS

Brian M. Storms                 Michael Markowitz
PRESIDENT                       VICE PRESIDENT

Amy R. Doberman                 Susan P. Ryan
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

                                Paul H. Schubert
                                VICE PRESIDENT AND TREASURER

INVESTMENT ADVISOR,
ADMINISTRATOR AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019




THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THERERON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.



                           BRINSON ADVISORS
                           (c) 2001 Brinson Advisors, Inc.
                           All Rights Reserved